UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 16, 2021

CHECKMATE PHARMACEUTICALS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-39425	36-4813934
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

Checkmate Pharmaceuticals, Inc.

245 Main Street, 2nd Floor

Cambridge, MA 02142

(Address of principal executive offices, including zip code)

(617) 682-3625

(Registrant’s telephone number, including area code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trade Symbol(s)	Name of each exchange on which registered
Common Stock, $0.0001 par value per share	CMPI	The Nasdaq Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.07 Submission of Matters to a Vote of Security Holders.

The 2021 Annual Meeting of Stockholders (the “Annual Meeting”) of Checkmate Pharmaceuticals, Inc. (the “Company”) was held on June 16, 2021. Proxies were solicited pursuant to the Company’s proxy statement filed on April 27, 2021 with the Securities and Exchange Commission under Section 14(a) of the Securities Exchange Act of 1934, as amended. The number of shares of the Company’s common stock, $0.0001 par value per share (“Common Stock”), entitled to vote at the Annual Meeting was 21,625,891. The number of shares of Common Stock present or represented by valid proxy at the Annual Meeting was 14,089,054, representing a majority of the shares of Common Stock entitled to vote at the Annual Meeting. Each share of Common Stock was entitled to one vote with respect to matters submitted to the Company’s stockholders at the Annual Meeting.

At the Annual Meeting, the Company’s stockholders were asked (i) to elect two Class I directors to the Company’s Board of Directors (the “Board”), each to hold office until the 2024 annual meeting of stockholders and until their successor is duly elected and qualified, or until their earlier resignation or removal, and (ii) to ratify the appointment of KPMG LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2021.

The voting results reported below are final.

Proposal 1 – Election of Directors

Michael Powell, Ph.D. and Nilesh Kumar, Ph.D., were duly elected to the Company’s Board as Class I directors. The results of the election were as follows:

NOMINEE	FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
Michael Powell, Ph.D.	12,465,032	400,688	411,957	811,377
Nilesh Kumar, Ph.D.	12,620,635	245,085	411,957	811,377

Proposal 2 – Ratify the Appointment of Independent Registered Public Accounting Firm

The appointment of KPMG LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2021 was ratified. The results of the ratification were as follows:

	FOR	AGAINST	ABSTAIN
NUMBER	14,061,659	25,185	2,210

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CHECKMATE PHARMACEUTICALS, INC.

Date: June 21, 2021	By:	/s/ Kleem Chaudhary
	Name:	Kleem Chaudhary, Ph.D.
	Title:	Chief Business Officer